Exhibit 99.2

Subject Line: Leadership Update

Team,

This morning we announced some important news about USA Rare Earth’s leadership, and I am writing to make sure you hear directly from me. As you can read in this press release, I will be retiring as Chief Executive Officer, effective October 1, 2026. I am excited to let you know that Thras Moraitis, current CEO of Serra Verde, will be taking over as CEO of the Company at that time. This transition of leadership will follow the anticipated completion of our combination with Serra Verde, which we expect to close by the end of August. I look forward to working closely with Thras, the Board and the leadership team over the next couple of months to ensure we execute a seamless transition.

From the moment I assumed the CEO role here at USAR, I have been energized by the opportunity to lead work of real consequence. Rare earths are incredibly important for ensuring American national security and economic competitiveness, and it has been my honor to work with this exceptional team to meaningfully advance those efforts.

Our mine-to-magnet strategy has rapidly moved from concept to execution and we have expanded our global footprint across critical processing, metals and magnet capabilities, furthering the readiness and continued buildout of our domestic infrastructure. In a complex sector like this one, each milestone achieved is an essential part of a larger vision. Our collective efforts have been validated in a number of ways, including through the landmark public-private partnership we announced in June with the U.S. Government for up to $1.6 billion, representing the largest of its kind in our industry.

Staying true to that larger vision, our focus is now on the next step: integration, continued operational execution, production scale-up and delivery against key milestones. Thras is a leader who holds deep operating experience and global mining expertise. You might recall hearing from Thras when we first announced the transaction in April. Over the last several months, Thras has developed a strong understanding of USAR’s assets, talent, and the breadth of opportunities that lie ahead for our organization. I am confident he is the right next leader for USAR, and that you will enjoy working with him.

Effective today and as we start working through this transition process, our Board Chairman, Mike Blitzer, has been elected Executive Chairman. Mike has been, and will continue to be, instrumental in shaping our strategy, and he will continue working closely with the company’s executive leadership team to oversee the buildout of our platform.

There is real alignment around the consistent objective to build USA Rare Earth into the rare earths leader for the benefit of the United States and its allies. For our team members, I want to emphasize that this transition does not change the mission that you are helping to advance every day. It is business as usual for us, and critical that we all stay focused on pushing USA Rare Earth forward.

This has been an incredible chapter and I deeply appreciate all of you for your hard work, partnership and camaraderie. I look forward to closing out our time together on a high note, and to supporting Thras and all of you as USA Rare Earth continues executing on the transformative work ahead.

Sincerely,

Barbara

Forward Looking Statements

Cautionary Note Regarding Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding USAR’s expectations for future development, operations, strategies, transactions and financial performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “anticipate,” “can,” “continue,” “could,” “growth,” “may,” “might,” “plan,” “potential,” “project,” “propose,” “should,” “target,” “vision,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

Forward-looking statements are subject to risks and uncertainties and potentially inaccurate assumptions that could cause actual results to differ materially from our expectations, including without limitation: risks that the proposed transactions with Serra Verde Group, Carester SAS and Texas Mineral Resources Corp. may not be consummated on their anticipated timelines or at all; we may not realize the anticipated benefits of our proposed and prior acquisitions, including expected synergies, financial performance, estimated earnings before interest, taxes, depreciation and amortization and, in the case of Serra Verde, integration of operations, on the anticipated timeline or at all; the ability of our magnet manufacturing facility in Stillwater, Oklahoma (the “Stillwater facility”) or other future magnet manufacturing facilities to commence commercial operations on the timing and with the production capacity anticipated or at all; our limited operating history; our ability to commercially extract minerals from the Round Top deposit in Texas on our anticipated timeline or at all; risks that we may experience delays, unforeseen expenses, increased capital costs, and other complications in operating our business; our ability to raise necessary capital on acceptable terms or at all; potential dilution to existing stockholders and adverse effect on our stock price if we issue additional common stock or equity-linked securities; the volatility of our stock price; our ability to satisfy project milestones and other conditions to disbursement under our financing arrangement with the DOC on the anticipated timeline or at all; our dependence on continued governmental support for the DOC financing transactions, which remains subject to changes in laws, regulations, administrations and appropriations; extensive affirmative and negative covenants, domestic content and national security guardrail provisions and ongoing reporting obligations in the DOC financing agreements that restrict our operational and financial flexibility; the risk that defaults under the DOC funding agreements could trigger cross-defaults across our financing arrangements; the impact of the DOC’s equity interest in us on our ability to pursue strategic transactions and on our relationships with customers, suppliers, partners and other counterparties; the availability of rare earth oxide, metal feedstock and other materials, utilities (including power and water) and equipment in quantities and prices that allow us to develop and commercially operate our Stillwater facility and other facilities; our ability to meet individual customer specifications and manufacture a consistently high quality product; fluctuations in demand for and prices of our products, including without limitation as a result of dumping, predatory pricing and other tactics by our competitors or state actors or the overall competitive environment; our ability to achieve positive cash flow or profitability or the ability to access cash flow within our corporate structure due to restrictions contained in our financing agreements; our ability to convert current commercial discussions and/or memorandums of understanding with customers for the sale of our neo magnets and other products into definitive orders; geopolitical developments or disruptions, such as changes in the political environment, export/import or environmental policy of the People’s Republic of China, the United States or other countries in which we operate or sell products or otherwise; limitations imposed on our business by the Chinese government; war, terrorism, natural disasters or public health emergencies; our ability to retain or recruit key personnel; environmental, health and safety regulations; and our ability to comply with requirements for federal, state and local government incentives and financing.

Additional risks and detailed information regarding factors that may cause actual results to differ materially has been and will be included in our filings with the SEC. Any forward-looking statements speak only as of the date of this report (or such other date as is specified in such statements), and USAR undertakes no obligation to update any forward-looking statements as a result of new information or future events or developments, except to the extent required by law.

Additional Information and Where to Find It

In connection with our business combination with Serra Verde (the “Serra Verde Merger”), USAR filed the Preliminary Proxy Statement and, following SEC review, intends to file a definitive proxy statement (together with any amendments or supplements thereto, the “Proxy Statement”), to be distributed to USAR’s stockholders in connection with USAR’s solicitation of proxies for the vote by USAR’s stockholders with respect to the issuance of USAR common stock as merger consideration and other matters described in the Proxy Statement. SVRE’s shareholders approved the merger by written consent which was delivered concurrently with the signing of the merger agreement and will not receive a proxy statement or prospectus. USAR also plans to file with or furnish to the SEC other relevant documents regarding the Serra Verde Merger. After SEC review of the preliminary proxy statement is completed, the definitive Proxy Statement will be mailed to stockholders of USAR. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ALL OTHER RELEVANT DOCUMENTS THAT ARE OR WILL BE FILED WITH OR FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents containing important information about USAR and the Serra Verde Merger, once such documents are filed with or furnished to the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with or furnished to the SEC by USAR will be available free of charge on USAR’s website at investors.usare.com or by contacting USAR’s Investor Relations department by email at IR@usare.com. The information included on, or accessible through, USAR’s website is not incorporated by reference into this communication.

Participants in the Solicitation

USAR and certain of its directors and executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in respect of the Serra Verde Merger.

Information about the directors and executive officers of USAR, including a description of their direct or indirect interests, by security holdings or otherwise, is contained in USAR’s Preliminary Proxy Statement. Any changes in the holdings of USAR’s securities by USAR’s directors or executive officers from the amounts described in the Preliminary Proxy Statement will be reflected in Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”) subsequently filed with the SEC and available at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Proxy Statement when available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval on the Serra Verde Merger or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an applicable exemption therefrom.

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